AMENDMENT NO. 21
TO THE
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(ALL CLASSES OF SHARES EXCEPT CLASS B AND CLASS B5 SHARES)
     The First Restated Master Distribution Agreement (all Classes of shares except Class B and Class B5 Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B and Class B5 Shares (the “Shares”) of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended to: 1) reflect that INVESCO AIM DISTRIBUTORS, INC. is now known as INVESCO DISTRIBUTORS, INC. ; 2) reflect the name change of each of the Funds; 3) reflect the name change of the applicable Portfolios from AIM to Invesco; and 4) reflect the further name change of AIM Trimark Fund, AIM Trimark Endeavor Fund and AIM Trimark Small Companies Fund to Invesco Global Fund, Invesco Endeavor Fund and Invesco Small Companies Fund, respectively.
     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
"SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(All Classes of Shares Except Class B and Class B5 Shares)
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Core Plus Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Floating Rate Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Multi-Sector Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Select Real Estate Income Fund -	Class A
Class C
Class Y
Institutional Class

Invesco Structured Core Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Structured Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Structured Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Balanced Fund –	Class A
Class C
Class Y

Invesco California Tax-Free Income Fund –	Class A
Class C
Class Y

Invesco Dividend Growth Securities Fund –	Class A
Class C
Class Y

Invesco Equally-Weighted S&P 500 Fund –	Class A
Class C
Class R
Class Y

Invesco Fundamental Value Fund –	Class A
Class C
Class Y

Invesco Large Cap Relative Value Fund –	Class A
Class C
Class Y

Invesco New York Tax-Free Income Fund –	Class A
Class C
Class Y

Invesco S&P 500 Index Fund –	Class A
Class C
Class Y

Invesco Van Kampen American Franchise Fund – Class A
Class C
Class Y

Invesco Van Kampen Core Equity Fund –	Class A
Class C
Class R
Class Y

Invesco Van Kampen Equity and Income Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Equity Premium Income Fund –	Class A
Class C
Class Y

Invesco Van Kampen Growth and Income Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Money Market Fund –	Class A
Class C
Class Y

Invesco Van Kampen Pennsylvania Tax Free Income Fund –	Class A
Class C
Class Y

Invesco Van Kampen Small Cap Growth Fund –	Class A
Class C
Class Y

Invesco Van Kampen Tax Free Money Fund –	Class A

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Invesco Capital Development Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Charter Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Constellation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Disciplined Equity Fund –	Class Y

Invesco Diversified Dividend Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Large Cap Basic Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Large Cap Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Summit Fund –	Class A
Class C
Class P
Class S
Class Y
Institutional Class

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco Basic Balanced Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco European Small Company Fund –	Class A
Class C
Class Y

Invesco Global Core Equity Fund –	Class A
Class C
Class Y
Institutional Class

Invesco International Small Company Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Mid Cap Basic Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Select Equity Fund –	Class A
Class C
Class Y

Invesco Small Cap Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Balanced-Risk Retirement Now Fund–	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2010 Fund–	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2020 Fund–	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2030 Fund–	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2040 Fund–	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Balanced-Risk Retirement 2050 Fund–	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

Invesco Basic Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Conservative Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Global Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Growth Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Income Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco International Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Mid Cap Core Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Moderate Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Institutional Class

Invesco Moderate Growth Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Moderately Conservative Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Small Cap Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Convertible Securities Fund –	Class A
Class C
Class Y

Invesco Van Kampen Asset Allocation Conservative Fund –	Class A
Class C
Class Y

Invesco Van Kampen Asset Allocation Growth Fund –	Class A
Class C
Class Y

Invesco Van Kampen Asset Allocation Moderate Fund –	Class A
Class C
Class Y

Invesco Van Kampen Harbor Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Leaders Fund –	Class A
Class C
Class Y

Invesco Van Kampen Real Estate Securities Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen U.S. Mortgage Fund –	Class A
Class C
Class Y
Institutional Class
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco Asia Pacific Growth Fund –	Class A
Class C
Class Y

Invesco European Growth Fund –	Class A
Class C
Class R
Class Y
Investor Class

Invesco Global Growth Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Global Small & Mid Cap Growth Fund –	Class A
Class C
Class Y
Institutional Class

Invesco International Core Equity Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco International Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco Balanced-Risk Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco China Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Developing Markets Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Global Health Care Fund –	Class A
Class C
Class Y
Investor Class

Invesco International Total Return Fund -	Class A
Class C
Class Y
Institutional Class

Invesco Japan Fund –	Class A
Class C
Class Y
Institutional Class

Invesco LIBOR Alpha Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Endeavor Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Global Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Small Companies Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Alternative Opportunities Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Commodities Strategy Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco FX Alpha Plus Strategy Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco FX Alpha Strategy Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Global Advantage Fund –	Class A
Class C
Class Y

Invesco Global Dividend Growth Securities Fund –	Class A
Class C
Class Y

Invesco Health Sciences Fund –	Class A
Class C
Class Y

Invesco International Growth Equity Fund –	Class A
Class C
Class Y

Invesco Pacific Growth Fund –	Class A
Class C
Class R
Class Y

Invesco Van Kampen Emerging Markets Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Global Bond Fund –	Class A
Class C
Class R
Class Y

Invesco Van Kampen Global Equity Allocation Fund –	Class A
Class C
Class Y

Invesco Van Kampen Global Franchise Fund –	Class A
Class C
Class Y

Invesco Van Kampen Global Tactical Asset Allocation Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen International Advantage Fund –	Class A
Class C
Class Y

Invesco Van Kampen International Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Invesco Core Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Dynamics Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Global Real Estate Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco High Yield Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Income Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Limited Maturity Treasury Fund –	Class A
Class A2
Class Y
Institutional Class

Invesco Money Market Fund –	AIM Cash Reserve Shares
Class A5
Class C
Class C5
Class R
Class Y
Institutional Class
Investor Class

Invesco Municipal Bond Fund –	Class A
Class C
Class Y
Investor Class

Invesco Real Estate Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Short Term Bond Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco U.S. Government Fund –	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco High Yield Securities Fund –	Class A
Class C
Class Y

Invesco Van Kampen Core Plus Fixed Income Fund –	Class A
Class C
Class Y

Invesco Van Kampen Corporate Bond Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Government Securities Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen High Yield Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Limited Duration Fund -	Class A
Class C
Class Y
Institutional Class
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Invesco Energy Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Financial Services Fund –	Class A
Class C
Class Y
Investor Class

Invesco Gold & Precious Metals Fund –	Class A
Class C
Class Y
Investor Class

Invesco Leisure Fund –	Class A
Class C
Class R
Class Y
Investor Class

Invesco Technology Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Utilities Fund –	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Mid-Cap Value Fund –	Class A
Class C
Class Y

Invesco Small-Mid Special Value Fund –	Class A
Class C
Class Y

Invesco Special Value Fund –	Class A
Class C
Class Y

Invesco Technology Sector Fund –	Class A
Class C
Class Y

Invesco U.S. Mid Cap Value Fund –	Class A
Class C
Class Y

Invesco U.S. Small Cap Value Fund –	Class A
Class C
Class Y

Invesco U.S. Small/Mid Cap Value Fund –	Class A
Class C
Class Y

Invesco Value Fund –	Class A
Class C
Class Y

Invesco Value II Fund –	Class A
Class C
Class Y

Invesco Van Kampen American Value Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Capital Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Comstock Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Enterprise Fund –	Class A
Class C
Class Y

Invesco Van Kampen Mid Cap Growth Fund –	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Small Cap Value Fund –	Class A
Class C
Class Y

Invesco Van Kampen Technology Fund –	Class A
Class C
Class Y

Invesco Van Kampen Utility Fund –	Class A
Class C
Class Y

Invesco Van Kampen Value Opportunities Fund -	Class A Class C Class Y
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Income Municipal Fund –	Class A
Class C
Class Y
Institutional Class

Invesco Tax-Exempt Cash Fund –	Class A
Class Y
Investor Class

Invesco Tax-Free Intermediate Fund –	Class A
Class A2
Class Y
Institutional Class

Invesco Municipal Fund –	Class A
Class C
Class Y

Invesco Tax-Exempt Securities Fund –	Class A
Class C
Class Y

Invesco Van Kampen California Insured Tax Free Fund –	Class A
Class C
Class Y

Invesco Van Kampen High Yield Municipal Fund –	Class A
Class C
Class Y

Invesco Van Kampen Insured Tax Free Income Fund –	Class A
Class C
Class Y

Invesco Van Kampen Intermediate Term Municipal Income Fund –	Class A
Class C
Class Y

Invesco Van Kampen Municipal Income Fund –	Class A
Class C
Class Y

Invesco Van Kampen New York Tax Free Income Fund –	Class A
Class C
Class Y
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

Premier Portfolio –	Investor Class

Premier Tax-Exempt Portfolio –	Investor Class

Premier U.S. Government Money Portfolio –	Investor Class”

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Dated: April 30, 2010
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

on behalf of the Shares of each Portfolio listed on Schedule A
By:	/s/ John M. Zerr
John M. Zerr
Senior Vice President

INVESCO DISTRIBUTORS, INC.
By:	/s/ John S. Cooper
John S. Cooper
President